                                                 Filed Pursuant to Rule 497(c)
                                                 under the Securities Act of
                                                 1933, as amended
                                                 Registration File No.: 33-65632
[SCHRODERS LOGO OMITTED]


--------------------------------------------------------------------------------

PROSPECTUS

March 1, 2004



SCHRODER MUTUAL FUNDS

Investor Shares

This Prospectus describes six mutual funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust (each a "Trust"). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.

    SCHRODER EMERGING MARKETS FUND seeks long-term capital appreciation through investment principally in equity securities of companies in emerging market countries in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.

    SCHRODER INTERNATIONAL FUND seeks long-term capital appreciation through investment in securities markets outside the United States.

    SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests principally in equity securities of mid-cap companies (companies with market capitalizations of between $1 and $10 billion).

    SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests principally in equity securities of companies with small market capitalizations (generally less than $2.2 billion).

    SCHRODER U.S. LARGE CAP EQUITY FUND seeks growth of capital. The Fund invests principally in equity securities of companies in the United States.

    SCHRODER U.S. OPPORTUNITIES FUND seeks capital appreciation. The Fund invests in equity securities of companies in the United States with market capitalizations of $2.2 billion or less.

You can call the Schroder Mutual Funds at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY INFORMATION ........................................    3
  Schroder Emerging Markets Fund ...........................    3
  Schroder International Fund ..............................    5
  Schroder MidCap Value Fund ...............................    7
  Schroder Small Capitalization Value Fund .................    8
  Schroder U.S. Large Cap Equity Fund ......................   10
  Schroder U.S. Opportunities Fund .........................   11
FEES AND EXPENSES ..........................................   14
PRINCIPAL RISKS OF INVESTING IN THE FUNDS ..................   16
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES .........   20
MANAGEMENT OF THE FUNDS ....................................   23
HOW THE FUNDS' SHARES ARE PRICED ...........................   25
HOW TO BUY SHARES ..........................................   25
HOW TO SELL SHARES .........................................   28
EXCHANGES ..................................................   30
DIVIDENDS AND DISTRIBUTIONS ................................   30
TAXES ......................................................   31
FINANCIAL HIGHLIGHTS .......................................   31
USA PATRIOT ACT ............................................   34

SUMMARY INFORMATION

The Funds offered by Schroder Capital Funds (Delaware) and Schroder Series Trust provide a broad range of investment choices. This summary identifies each Fund's investment objective, principal investment strategies, and principal risks.

The summary for each Fund includes a bar chart that shows how the investment returns of that Fund's Investor Shares have varied from year to year by setting forth returns for each of its last ten full calendar years of operation (or for each of its full calendar years since the Fund commenced operations, if shorter). The table following each bar chart shows how the Fund's average annual returns for the last year, for the last five years, and for the last ten years or the life of the Fund (as applicable), compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in a Fund by showing the variability of the Fund's returns and comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds. References in any of the discussions of the Funds' investment policies below to 80% of a Fund's "net assets" refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.


SCHRODER EMERGING MARKETS FUND

o  INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies determined by Schroder to be "emerging market" issuers. The Fund may invest the remainder of its assets in securities of issuers located anywhere in the world. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund invests principally in equity securities of issuers domiciled or doing business in "emerging market" countries in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. "Emerging market" countries are countries not included at the time of investment in the Morgan Stanley International World Index of major world economies. Countries currently in this Index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong SAR, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Schroder may at times determine based on its own analysis that an economy included in the Index should nonetheless be considered an emerging market country, in which case that country would constitute an emerging market country for purposes of the Fund's investments. Schroder has determined, based on an analysis of current economic and political factors pertaining to Hong Kong SAR, that Hong Kong SAR should be considered as an emerging market country for purposes of the Fund's eligible investments. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one emerging market country, although the Fund normally will invest in at least three countries other than the United States.

   The Fund invests in issuers and countries that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. In addition, Schroder considers the risk of local political and/or economic instability associated with particular countries and regions and the liquidity of local markets. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

   o Invest in securities of closed-end investment companies that invest primarily in foreign securities, including securities of emerging market issuers.

   o Invest up to 20% of its assets in debt securities, including lower quality, high yielding debt securities (sometimes referred to as "high yield" or "junk" bonds), which entail certain risks.

   o Invest up to 5% of its assets in sovereign debt securities that are in default.

o  PRINCIPAL RISKS.

   o Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies and involve certain special risks associated with smaller capitalization companies.

   o Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

   o Geographic Concentration. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

   o Non-Diversified Mutual Fund. The Fund is a "non-diversified" mutual fund, and will invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund focuses on fewer issuers, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

   o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.


   o Fixed-Income Securities. The Fund may invest in fixed-income securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates), and credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest.


   o High-Yield/Junk Bonds. Securities rated below investment grade ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

               SCHRODER EMERGING MARKETS FUND -- INVESTOR SHARES

                               [GRAPHIC OMITTED]



                                 Annual Return


     -16.53%    79.87%     -33.91%    -6.52%      -10.24%     57.94%

      1998       1999       2000       2001        2002        2003


                               Calendar Year End


During the periods shown above, the highest quarterly return was 29.54% for the quarter ended June 30, 1999, and the lowest was -24.95% for the quarter ended September 30, 2001.





-----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                  ONE          FIVE         LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2003)                         YEAR         YEARS      (SINCE 10/31/97)
-----------------------------------------------------------------------------------------------------------
 Schroder Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------
  Return Before Taxes                                        57.94%        9.52%          4.62%
-----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                     58.23%        9.21%          4.37%
-----------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund
    Shares(1)                                                38.42%        8.15%          3.88%
-----------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International Emerging
  Markets Free Index(2)
  (reflects no deduction for fees, expenses or taxes)        55.82%       10.51%          3.20%
-----------------------------------------------------------------------------------------------------------


(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, market capitalization index of companies representative of the market structure of 28 emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. For periods prior to November 30, 1998, returns represent the MSCI EMF Index (ex-Malaysia).



SCHRODER INTERNATIONAL FUND

o INVESTMENT OBJECTIVE. Long-term capital appreciation through investment in securities markets outside the United States.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its total assets in equity securities of companies domiciled outside of the United States, and will normally invest in securities of companies domiciled in at least three countries other than the United States. The Fund invests in a variety of equity securities, including common and preferred stocks, securities convertible into common and preferred stocks, and warrants to purchase common and preferred stocks.

   The Fund normally invests a substantial portion of its assets in countries included in the Morgan Stanley Capital International EAFE Index, which is a market weighted index of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East.

   The Fund invests in issuers that Schroder believes offer the potential for capital growth. In identifying candidates for investment, Schroder considers a variety of factors, including the issuer's likelihood of above average earnings growth, the securities' attractive relative valuation, and whether the issuer has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.

   The Fund also may do the following:

    o Invest in securities of issuers domiciled or doing business in "emerging market" countries.

    o Invest in securities of closed-end investment companies that invest primarily in foreign securities.

 o PRINCIPAL RISKS.

    o Foreign Securities. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

    o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

    o Geographic Concentration. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country, although the Fund will normally invest in at least three countries other than the United States. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

    o Emerging Markets. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries' economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

                SCHRODER INTERNATIONAL FUND -- INVESTOR SHARES

                                [GRAPHIC OMITTED]



                                  Annual Return


 -0.27%  11.57%   9.93%  3.34%   13.52%  30.99%  -2.29% -25.81%  -19.76%  32.93%

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003


                               Calendar Year End


During the periods shown above, the highest quarterly return was 21.57% for the quarter ended December 31, 1999, and the lowest was -22.38% for the quarter ended September 30, 2002.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                               ONE          FIVE          TEN
(FOR PERIODS ENDED DECEMBER 31, 2003)                      YEAR         YEARS        YEARS
-------------------------------------------------------------------------------------------------
 Schroder International Fund
-------------------------------------------------------------------------------------------------
  Return Before Taxes                                     32.93%          0.25%      3.81%
-------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                  32.55%         -3.29%      0.02%
-------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                        21.87%         -0.96%      1.71%
-------------------------------------------------------------------------------------------------
 Morgan Stanley Capital International EAFE Index(2)
  (reflects no deduction for fees, expenses or taxes)     38.59%         -0.05%      4.47%
-------------------------------------------------------------------------------------------------


(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Morgan Stanley Capital International EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia, and the Far East, and reflects dividends net of non-recoverable withholding tax.


SCHRODER MIDCAP VALUE FUND

o INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of mid-cap companies, as defined by Schroder. For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

  Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

o PRINCIPAL RISKS.

    o Mid-Cap Companies. The Fund invests principally in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small companies). Like small companies (although often to a lesser degree), mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

    o Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.


                 SCHRODER MIDCAP VALUE FUND -- INVESTOR SHARES

                                [GRAPHIC OMITTED]



                                 Annual Return


          2.19%     8.26%    18.22%    -0.47%    -14.20%    33.48%

          1998      1999      2000      2001      2002      2003


                               Calendar Year End


During the periods shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.





-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                               ONE          FIVE       LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2003)                      YEAR         YEARS     (SINCE 8/1/97)
-------------------------------------------------------------------------------------------------------
 Schroder MidCap Value Fund
-------------------------------------------------------------------------------------------------------
  Return Before Taxes                                     33.48%        7.85%          7.55%
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                  30.75%        5.99%          6.11%
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                        22.83%        6.05%          5.99%
-------------------------------------------------------------------------------------------------------
 Russell Midcap Index(2)
  (reflects no deduction for fees, expenses or taxes)     40.06%        7.23%          8.18%
-------------------------------------------------------------------------------------------------------


(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.


SCHRODER SMALL CAPITALIZATION VALUE FUND

o INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of companies with small market capitalizations, as defined by Schroder. For these purposes, Schroder currently considers small capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

  Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

o PRINCIPAL RISKS.

    o Small Companies. The Fund invests principally in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the price of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect markets generally or particular companies in the portfolio.

    o Value Securities. A principal strategy of the Fund is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects proves wrong or is not recognized by the market, the price of its securities may decline or may not approach the value that Schroder anticipates.


          SCHRODER SMALL CAPITALIZATION VALUE FUND -- INVESTOR SHARES

                                [GRAPHIC OMITTED]



                                 Annual Return


 23.39%   23.91%   32.13%   -6.19%    4.81%   32.90%    0.29%   -20.12%   33.34%

  1995     1996     1997     1998     1999     2000     2001     2002     2003


                               Calendar Year End


During the periods shown above, the highest quarterly return was 22.24% for the quarter ended June 30, 1999, and the lowest was -19.42% for the quarter ended September 30, 1998.

-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                               ONE          FIVE        LIFE OF FUND
(FOR PERIODS ENDED DECEMBER 31, 2003)                      YEAR         YEARS      (SINCE 2/15/94)
-------------------------------------------------------------------------------------------------------
 Schroder Small Capitalization Value Fund
-------------------------------------------------------------------------------------------------------
  Return Before Taxes                                     33.34%        8.27%           10.49%
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                  32.83%        6.13%            8.59%
-------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                        22.21%        6.05%            8.29%
-------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)     47.25%        7.13%            9.34%
-------------------------------------------------------------------------------------------------------


(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Frank Russell Company produces a series of equity indices. All indices are market cap-weighted and are subsets of the Russell 3000 Index, which is comprised of the 3000 largest U.S. companies and represents approximately 98% of the investible U.S. equity market. In addition to indices that are solely based on market capitalization criteria, Russell also produces indices that segment the market cap indices into growth and value style indices that are based on price-to-book values and forecasted growth values.

      The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index.


SCHRODER U.S. LARGE CAP EQUITY FUND

o INVESTMENT OBJECTIVE. To seek growth of capital.


o PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 80% of its net assets in equity securities of large capitalization companies in the United States. Currently, Schroder considers large capitalization companies to be companies with market capitalizations of more than $5 billion measured at the time of investment. The Fund may invest the remainder of its assets in other categories of equity securities, including equity securities of companies with small or medium market capitalizations, which tend to be more vulnerable to adverse developments than larger companies. See "Risks of Smaller Capitalization Companies" under "Principal Risks of Investing in the Funds," below. The Fund invests in a variety of equity securities including common and preferred stocks and warrants to purchase common and preferred stocks.


  The Fund may invest in companies that Schroder believes offer the potential for capital growth. For example, the Fund may invest in companies whose earnings are believed to be in a relatively strong growth trend, companies with a proprietary advantage, or companies that are in industry segments that are experiencing rapid growth. The Fund also may invest in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in relatively less well-known companies that meet any of these characteristics or other characteristics identified by Schroder.

o PRINCIPAL RISKS.

    o Equity Securities. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.


             SCHRODER U.S. LARGE CAP EQUITY FUND -- INVESTOR SHARES

                                [GRAPHIC OMITTED]



                                 Annual Return


 -5.18%  28.03%  21.48%  23.33% 21.94%  30.91%  -5.84% -16.45%  -28.31%  34.06%

  1994    1995    1996    1997    1998    1999    2000    2001    2002    2003


                               Calendar Year End


During the periods shown above, the highest quarterly return was 26.48% for the quarter ended December 31, 1998, and the lowest was -21.02% for the quarter ended September 30, 2002.




----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                               ONE           FIVE           TEN
(FOR PERIODS ENDED DECEMBER 31, 2003)                      YEAR          YEARS         YEARS
----------------------------------------------------------------------------------------------------
 Schroder U.S. Large Cap Equity Fund
----------------------------------------------------------------------------------------------------
  Return Before Taxes                                     34.06%         -0.21%        8.18%
----------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                  34.06%         -2.84%        4.06%
----------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of Fund
    Shares(1)                                             22.14%         -1.50%        4.92%
----------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index(2)
  (reflects no deduction for fees, expenses or taxes)     28.69%         -0.57%       11.07%
----------------------------------------------------------------------------------------------------


(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Standard & Poor's 500 Index is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.


SCHRODER U.S. OPPORTUNITIES FUND

o INVESTMENT OBJECTIVE. To seek capital appreciation.

o PRINCIPAL INVESTMENT STRATEGIES. In selecting investments for the Fund, Schroder seeks to identify securities of companies that it believes offer the potential for capital appreciation, based on novel, superior or niche products or services, operating characteristics, quality of management, an entrepreneurial management team, their having gone public in recent years, opportunities provided by mergers, divestitures or new management, or other factors.

  Under current market conditions, the Fund expects to invest primarily in equity securities of companies in the United States that have market capitalizations of $2.2 billion or less measured at the time of investment, including equity securities of companies with market capitalizations of $500 million or less

  (sometimes referred to as "micro-cap" companies). However, the Fund may invest any portion of its assets in equity securities of larger companies and in debt securities, if Schroder believes they offer the potential for capital appreciation. The Fund may also invest in securities of companies outside the United States, although the Fund will normally invest at least 80% of its net assets in securities of companies Schroder considers to be located in the United States.

o PRINCIPAL RISKS.

    o Small Companies. Small companies tend to be more vulnerable to adverse developments than larger companies. The Fund may invest in micro cap companies; these investments tend to be particularly sensitive to the risks associated with small companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the price of the securities to reflect the full value of their issuers' earnings potential or assets.

    o Equity Securities. Another risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect U.S. equities markets generally or particular companies in the portfolio.


    o Initial Public Offerings (IPOs). The fund may purchase securities of companies in initial public offerings of their securities. Such investments are subject generally to the risks described above under "Small Companies." Such securities have no trading history, and information about such companies may be available for very limited periods. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. The prices of securities sold in initial public offerings can be highly volatile.



             SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR SHARES+

                                [GRAPHIC OMITTED]



                                 Annual Return


4.45%  49.08%  22.29%  26.86%  -9.23%  13.10%  31.22%  11.56%  -18.87%  37.14%

1994    1995    1996    1997    1998    1999    2000    2001     2002    2003


                               Calendar Year End


During the periods shown above, the highest quarterly return was 18.60% for the quarter ended June 30, 1997, and the lowest was -23.27% for the quarter ended September 30, 1998.

---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                  ONE           FIVE        TEN
(FOR PERIODS ENDED DECEMBER 31, 2003)                         YEAR         YEARS       YEARS
---------------------------------------------------------------------------------------------------
 Schroder U.S. Opportunities Fund
---------------------------------------------------------------------------------------------------
  Return Before Taxes                                         37.14%        13.00%    14.98%
---------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(1)                      37.14%        11.08%    11.82%
---------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and Sale of
    Fund Shares(1)                                            24.14%        10.29%    11.33%
---------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)
  (reflects no deduction for fees, expenses or taxes)         47.25%         7.13%     9.47%
---------------------------------------------------------------------------------------------------


(1) After tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2) The Russell 2000 Index is a market capitalization weighted broad based index of 2000 small capitalization U.S. companies.

+ The current portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 1, 2003. The performance results shown in the bar chart and table above for periods prior to January 1, 2003 were achieved by the Fund under a different portfolio manager.

FEES AND EXPENSES
THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.


SHAREHOLDER FEES (paid directly from your investment):


        Maximum Sales Load Imposed on Purchases .................... None
        Maximum Deferred Sales Load ................................ None
        Maximum Sales Load Imposed on Reinvested Dividends ......... None
        Redemption Fee ............................................. 2.00%(1)
        Exchange Fee ............................................... None



(1) Shares of each Fund held for two months or less are subject to a redemption fee of 2.00%. The fee applies to shares of the Schroder Emerging Markets Fund and Schroder International Fund, and to shares of Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund purchased on or after May 1, 2004.



ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):




                                                                            SCHRODER         SCHRODER
                           SCHRODER                         SCHRODER          SMALL         U.S. LARGE       SCHRODER
                           EMERGING         SCHRODER         MIDCAP      CAPITALIZATION         CAP            U.S.
                            MARKETS      INTERNATIONAL       VALUE            VALUE           EQUITY       OPPORTUNITIES
                             FUND             FUND            FUND            FUND             FUND            FUND
                         ------------   ---------------   -----------   ----------------   ------------   --------------
 Management
  Fees(1) ............        1.25%           0.73%           0.90%            0.95%            0.75%           0.75%
 Distribution
  (12b-1) Fees .......       None            None            None             None             None            None
 Other
  Expenses(1) ........        1.94            2.54            2.85             1.41             2.81            1.50
                             -----           -----           -----            -----            -----           -----
 Total Annual
  Fund
  Operating
  Expenses(2) ........        3.19            3.27            3.75             2.36             3.56            2.25
 Less: Fee Waiver
  and/or Expense
  Limitation(2) ......       (1.69)          (2.02)          (2.40)           (0.66)           (1.56)          (0.25)
                             -----           -----           -----            -----            -----           -----
 Net Expenses(2) .....        1.50            1.25            1.35             1.70             2.00            2.00



(1) Management Fees for each Fund include all fees payable to Schroder and its affiliates for investment advisory and fund administration services. The Funds also pay administrative or sub-administrative fees directly to SEI Investments Global Fund Services, and those fees are included under "Other Expenses".
(2) The Net Expenses shown for the Funds reflect the effect of contractually imposed Fee Waivers and/or Expense Limitations, in effect through October 31, 2004, on the Total Annual Fund Operating Expenses of the Funds. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2004 to the extent the total operating expenses of a Fund exceed the following annual rates (based on the average daily net assets of the Fund taken separately): Schroder International Fund -- 1.25%; Schroder Emerging Markets Fund -- 1.50%; Schroder Small Capitalization Value Fund -- 1.70%; Schroder MidCap Value Fund -- 1.35%; Schroder U.S. Large Cap Equity Fund -- 2.00% and Schroder U.S. Opportunities Fund -- 2.00%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2004 will be limited to 0.45% of the Fund's average daily net assets.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown on the previous page (except, in the first year, the operating expenses are the same as the Fund's Net Expenses shown on the previous page for the eight month period expiring October 31, 2004). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:







                                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                              --------   ---------   ---------   ---------
Schroder Emerging Markets Fund*                 $209        $878      $1,571      $3,416
Schroder International Fund*                     195         881       1,591       3,475
Schroder MidCap Value Fund*                      218         999       1,800       3,891
Schroder Small Capitalization Value Fund*        195         694       1,221       2,663
Schroder U.S. Large Cap Equity Fund*             255         995       1,757       3,759
Schroder U.S. Opportunities Fund*                211         687       1,190       2,572


* Assuming for all periods that the operating expenses of the Funds remain the same as Net Expenses set forth on the previous page, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:


    Schroder Emerging Markets Fund -- $153, $474, $818, $1,791
    Schroder International Fund -- $127, $397, $686, $1,511
    Schroder MidCap Value Fund -- $137, $428, $739, $1,624
    Shroder Small Capitalization Value Fund -- $173, $536, $923 $2,009 Schroder U.S. Large Cap Equity Fund -- $203, $627, $1,078, $2,327 Schroder U.S. Opportunities Fund -- $203, $627, $1,078, $2,327

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.


    o Foreign Securities and Currencies. Except as otherwise noted in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities. Schroder International and Schroder Emerging Markets Funds invest substantial portions of their assets in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

       In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries.

       If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. A Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

       In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Funds may invest in American Depository Receipts (ADRs). ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States. Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

       Special tax considerations apply to foreign securities. In determining whether to invest a Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by a Fund will reduce its income available for distribution to shareholders. In certain circumstances, a Fund may be able to pass through to shareholders credits for foreign taxes paid.

    o Emerging Market Securities. Schroder Emerging Markets Fund will invest principally in "emerging markets" securities and Schroder International Fund may invest in these securities.

       Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. Schroder Emerging Markets Fund may also invest a substantial portion of its assets in securities traded in the over-the-counter markets in emerging market countries and not on any exchange, which may affect the liquidity of such investments and expose the Fund to the credit risk of its counterparties in trading those investments.

       Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

    o Fixed-Income Securities. To varying extents, all of the Funds may invest in fixed-income securities. Fixed-income securities are subject to the risk of fluctuation of market value in response to changes in interest rates and the risk that the issuer may default on the timely payment of principal and interest.

       Market (Interest Rate) Risk. Market risk associated with an investment by a Fund in fixed-income securities relates to the possibility that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

       Credit Risk. Credit risk associated with fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. Fixed-income securities held by a Fund are subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states, local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

    o High-Yield/Junk Bonds. To varying extents, all of the Funds, with the exception of Schroder Small Capitalization Value Fund and Schroder
       MidCap Value Fund, may invest in securities rated below investment grade, also known as "junk bonds", which are lower-quality, high-yielding debt securities rated below Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Rating Services (or, if they are unrated, determined by Schroder to be of comparable quality). See the Statements of Additional Information for the Funds for further descriptions of securities ratings assigned by Moody's and Standard and Poor's. Junk bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Their below investment grade rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the prices of those investments will usually be more volatile and are likely to fall. A default or expected default of an issuer could also make it difficult for a Fund to sell the investments at prices approximating the values it had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for a Fund to buy or sell certain debt instruments or to establish their fair values. Securities rated below investment grade may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. A Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase a Fund's operating expenses and decrease its net asset value. To the extent that a Fund holds below investment grade debt securities, the Fund's success in meeting its investment objective may depend more on Schroder's credit analysis of the issuer than if the Fund held exclusively investment-grade securities.


    o Derivative Instruments. To the extent permitted by a Fund's investment policies as set forth in this Prospectus or in the Funds' Statements of Additional Information, a Fund may buy or sell a variety of "derivative" instruments (for example, options, futures, or indices) in order to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. A Fund's use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

    o  Short Sales. All of the Funds, with the exception of Schroder U.S.
       Large Cap Equity Fund, may sell securities short. Schroder Emerging Markets Fund may only engage in short sales if that Fund owns, or has the right to obtain, securities equivalent in kind and amount to any securities sold short (short sales "against the box"). A Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline. A Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security or "close" the short position. Short positions will result in a loss if the market price of the security in question increases between the date when a Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where a Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

    o U.S. Government Securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

    o Risks of Smaller Capitalization Companies. Each of the Funds and, in particular, Schroder Emerging Markets, Schroder U.S. Opportunities, Schroder Small Capitalization Value, and Schroder MidCap Value Funds, may invest in companies that are smaller and less well-known than larger, more widely held companies. Micro, small, and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    o Initial Public Offerings. Each of the Funds may also purchase securities of companies in initial public offerings (IPOs), which frequently are smaller companies. Such securities have no trading history, and information about these companies may be available for very limited periods. The prices of securities sold in IPOs also can be highly volatile. Under certain market conditions, very few companies, if any, may determine to make initial public offerings of their securities. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so.

NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

    o Foreign Currency Exchange Transactions. Changes in currency exchange rates will affect the U.S. dollar value of Fund assets, including securities denominated in foreign currencies. Exchange rates between the U.S. dollar and other currencies fluctuate in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other political, economic, and financial conditions, which may be difficult to predict. A Fund may engage in currency exchange transactions to protect against unfavorable fluctuations in exchange rates.

       In particular, a Fund may enter into foreign currency exchange transactions to protect against a change in exchange rates that may occur between the date on which the Fund contracts to trade a security and the settlement date ("transaction hedging") or in anticipation of placing a trade ("anticipatory hedging"); to "lock in" the U.S. dollar value of interest and dividends to be paid in a foreign currency; or to hedge against the possibility that a foreign currency in which portfolio securities are denominated or quoted may suffer a decline against the U.S. dollar ("position hedging").

       From time to time, a Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies in which its portfolio securities are not then denominated ("cross hedging"). A Fund may also engage in "proxy" hedging, whereby the Fund would seek to hedge the value of portfolio holdings denominated in one currency by entering into an exchange contract on a second currency, the valuation of which Schroder believes correlates to the value of the first currency.

       The Funds may buy or sell currencies in "spot" or forward transactions. "Spot" transactions are executed contemporaneously on a cash basis at the then-prevailing market rate. A forward currency contract is an obligation to purchase or sell a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties) at a price set at the time of the contract. Forward contracts do not eliminate fluctuations in the underlying prices of securities and expose the Fund to the risk that the counterparty is unable to perform.

       A Fund incurs foreign exchange expenses in converting assets from one currency to another. Although there is no limit on the amount of any Fund's assets that may be invested in foreign currency exchange and foreign currency forward contracts, each Fund may enter into such transactions only to the extent necessary to effect the hedging transactions described above. Suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will utilize hedging transactions at any time.

    o Securities Loans and Repurchase Agreements. To the extent permitted by a Fund's investment policies as set forth in the Statements of Additional Information, the Funds may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

    o  When-Issued, Delayed Delivery, and Forward Commitment
       Transactions. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

    o Investment in Other Investment Companies. Each Fund may invest in other investment companies or pooled vehicles, including closed-end funds, that are advised by Schroder or its affiliates or by unaffiliated parties, to the extent permitted by applicable law. When investing in another investment company, a Fund may pay a premium above such investment company's net asset value per share. As a shareholder in an investment company, a Fund would bear its ratable share of the investment company's expenses, including advisory and administrative fees, and would at the same time continue to pay its own fees and expenses.


    o Changes in Investment Objectives and Policies. The investment objective of each of Schroder International Fund, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, and Schroder U.S. Opportunities Fund may not be changed without shareholder approval. The investment policies of each of those Funds may, unless otherwise specifically stated, be changed by the Trustees of Schroder Capital Funds (Delaware) without a vote of the shareholders. The investment objectives and policies of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund may, unless otherwise specifically stated, be changed by the Trustees of Schroder Series Trust without a vote of the shareholders. Investment policies of certain of the Funds requiring a Fund to invest at least 80% of its net assets, under normal circumstances, in specific types of securities may be changed by the Trustees without shareholder approval after providing shareholders of the relevant Fund 60 days written notice as required by Securities and Exchange Commission rules.


    o Percentage Investment Limitations. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.


    o Portfolio Turnover. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund's performance. Several of the Funds have experienced relatively high annual portfolio turnover rates (i.e., in excess of 100%) and each of the Funds may have high portfolio turnover rates in future periods. Consult your tax advisor regarding the tax effect of a Fund's portfolio turnover rate on your investment.


    o Temporary Defensive Strategies. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

    o Other Investments. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statements of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

MANAGEMENT OF THE FUNDS
Each Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.


Schroder (itself and its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2003, had in the aggregate assets under management of approximately $149.2 billion.

    o INVESTMENT ADVISORY FEES. For the fiscal year ended October 31, 2003, Schroder U.S. Opportunities Fund and Schroder Small Capitalization Value Fund paid investment advisory fees to Schroder at the annual rate of 0.50% (reflecting expense limitations and/or fee waivers), and 0.29%, respectively, of each Fund's average daily net assets. Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, Schroder International Fund and Schroder MidCap Value Fund paid no investment advisory fees during the period, reflecting expense limitations in effect during the period.


    o INVESTMENT ADVISORY FEE BREAKPOINTS. Two of the Funds have breakpoints included in their contractual advisory fee schedules. The contractual annual fee rate for each of Schroder U.S. Opportunities Fund and Schroder International Fund is 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $150 million of such assets, and 0.35% of such assets in excess of $250 million; and for Schroder U.S. Large Cap Equity Fund is 0.75% of the Fund's average daily net assets up to $100 million, and 0.50% of such assets in excess of $100 million.


    o EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2004 to the extent the total operating expenses of each of the Funds exceed the following annual rates (based on the average daily net assets of the Funds taken separately): Schroder International Fund -- 1.25%; Schroder Emerging Markets Fund -- 1.50%; Schroder Small Capitalization Value Fund -- 1.70%; Schroder MidCap Value Fund -- 1.35%; Schroder U.S. Large Cap Equity Fund -- 2.00% and Schroder U.S. Opportunities Fund -- 2.00%. Schroder has contractually agreed that the advisory fees paid to it by Schroder International Fund through October 31, 2004 will be limited to 0.45% of the Fund's average daily net assets.

    o PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee. All investment decisions for Schroder U.S. Large Cap Equity Fund and Schroder International Fund are made by an investment committee. Schroder's international investment committee consists of investment professionals with specific geographic or regional expertise, as well as members responsible for asset allocation and investment strategy.



       The following portfolio managers at Schroder have had primary responsibility for making investment decisions for the noted Funds since the years shown below. Their recent professional experience is also shown.

          FUND            PORTFOLIO MANAGER         SINCE           RECENT PROFESSIONAL EXPERIENCE
------------------------ ------------------- ------------------ --------------------------------------
 Schroder MidCap Value   Nancy B. Tooke      Inception (1997)   Employed as an investment
 Fund                                                           professional at Schroder and its
                                                                predecessors since 1989. Ms. Tooke
                                                                is an Executive Vice President of
                                                                Schroder.

 Schroder Small          Nancy B. Tooke      Inception (1994)   See above.
 Capitalization
 Value Fund

 Schroder U.S.           Jenny B. Jones      2003               Employed as an investment
 Opportunities Fund                                             professional at Schroder since 2003.
                                                                From 1996 through 2002, Ms. Jones
                                                                was a portfolio manager at Morgan
                                                                Stanley Investment Advisors Inc.,
                                                                where she most recently served as an
                                                                Executive Director. Ms. Jones is an
                                                                Executive Vice President of Schroder.



       Schroder Investment Management North America Limited ("SIMNA Ltd."), an affiliate of Schroder, serves as sub-adviser responsible for the portfolio management of Schroder Emerging Markets Fund. As compensation for SIMNA Ltd.'s services as sub-adviser, Schroder pays to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroder receives from Schroder Emerging Markets Fund. SIMNA Ltd.'s emerging markets investment committee consists of investment professionals with specific geographic or regional expertise; as well as members responsible for economic analysis and asset allocation, investment strategy and global stock and sector selection.

       New Subadvisory Arrangement. It is expected that Schroder will retain SIMNA Ltd. to serve as sub-adviser responsible for portfolio management of Schroder International Fund effective on or about April 1, 2004. No change in the investment policies or strategies of Schroder International Fund is expected to result from this sub-advisory arrangement. As compensation for SIMNA Ltd.'s services as sub-adviser, Schroder will pay to SIMNA Ltd. twenty-five percent of the investment advisory fees Schroder receives from Schroder International Fund.

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. For purposes of determining net asset value, certain options and futures contracts held by a Fund may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock Exchange. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Securities and assets for which market quotations are not readily available are valued at their fair values pursuant to procedures adopted by the Board of Trustees. If events materially affecting the value of securities traded on other markets occur between the close of those markets and the close of trading on the New York Stock Exchange, those securities may be valued at their fair values pursuant to procedures approved by the Board of Trustees. Short-term investments that will mature in 60 days or less are valued using amortized cost, a form of fair valuation. All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar as of the close of trading on the New York Stock Exchange. Because certain of the securities in which the Funds may invest may trade on days when the Funds do not price their Investor Shares, the net asset value of a Fund's Investor Shares may change on days when shareholders will not be able to purchase or redeem their Investor Shares.



HOW TO BUY SHARES
Through Schroder Fund Advisors Inc., the distributor of the Trusts' shares, each Trust sells Investor Shares of its Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Funds' transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent" or "BFDS"), at the addresses listed under "Purchases by Check", or by calling (800) 464-3108 between 8:00 a.m. and 6:00 p.m. (Eastern Time). Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.


Investor Shares of each of the Funds are sold at their net asset value next determined after the applicable Trust or the Transfer Agent receives your order. In order for you to receive the Fund's next determined net asset value, a Trust must receive your order before the close of trading on the New York Stock Exchange.


Each Trust reserves the right to reject any order to purchase shares of a Fund if the Trust or Schroder believes that the purchaser is engaging in "market timing" activity or similar conduct that may be harmful to the Fund or its shareholders.

INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:


                                        INITIAL    ADDITIONAL
                                      INVESTMENT   INVESTMENTS
                                     ------------ ------------
  Regular Accounts                      $10,000      $1,000
  Traditional and Roth IRAs             $ 3,000      $  250


The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of Schroder, any of its affiliates or a financial intermediary authorized to sell shares of the Funds, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of Schroder or its affiliates; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

None of the Funds issues share certificates.


Each Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. Each Trust may also change any investment minimum from time to time.


PURCHASES BY CHECK


You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to the Fund that you wish to purchase, or, if you wish to purchase shares of multiple Funds, make your check payable to Schroder Mutual Funds. If you are purchasing shares of multiple funds, your check should be accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing. Third-party checks will not be accepted.


For initial purchases, a completed Account Application must accompany your check. You should direct your check and your completed Account Application as follows:



REGULAR MAIL                   OVERNIGHT OR EXPRESS MAIL
----------------------------   -------------------------------------
     Schroder Mutual Funds     Boston Financial Data Services, Inc.
     P.O. Box 8057             Attn: Schroder Mutual Funds
     Boston, MA 02266          66 Brooks Drive
                               Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.


PURCHASES BY BANK WIRE


If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the Application, BFDS will assign you an account number. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Please call BFDS at (800) 464-3108 to give notice that you will be sending funds by wire, and obtain a wire reference number. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Instruct your bank to wire funds with the assigned reference number as follows:

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110
          ABA No.: 011000028
          Attn: Schroder Mutual Funds
          DDA No.: 9904-650-0
          FBO: Account Registration
          A/C:  Mutual Fund Account Number
              Name of Fund

Your purchase will not be processed until the wired funds have been received.


AUTOMATIC PURCHASES
You can make regular investments of $100 or more per month or quarter in shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.



BROKERS AND OTHER FINANCIAL INSTITUTIONS
You may also buy, redeem and exchange Investor Shares of the Funds through an authorized broker or other financial institution that has an agreement with Schroder or Schroder Fund Advisors Inc. The purchase, redemption and exchange policies and fees charged such brokers and other institutions may be different than those of the Funds. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying, exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

Certain brokers may accept purchase and redemption orders for Investor Shares on behalf of the Funds. Such brokers may designate other intermediaries to accept purchase and redemption orders on behalf of the Funds. For purposes of pricing, a Fund may be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trusts' distributor, provide that these orders would be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee.

Investors may be charged a fee when effecting transactions through a broker or other agent in addition to any fees charged by the Funds.


PURCHASES IN-KIND
Investors may purchase Investor Shares of a Fund for cash or in exchange for securities, subject to the determination by Schroder in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroder will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If a Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange and its holding period in the securities would begin on that date.) Securities accepted by Schroder will be valued in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value. All rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a gain or loss upon the exchange for federal income tax purposes. Investors interested in purchases through exchange should telephone Schroder at (800) 464-3108, their Schroder client representative, or other financial intermediary.


OTHER PURCHASE INFORMATION

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trusts. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.


If correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, the Transfer Agent will cause dividends and other distributions that have been returned to be reinvested in the applicable Fund(s), and the checks will be canceled.

Each Trust makes information regarding the portfolio holdings of its Funds available on request as soon as reasonably practicable after each calendar quarter of the Trust.




HOW TO SELL SHARES
WHEN YOU MAY REDEEM

You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order, except that shareholders may have a redemption fee deducted from that amount as described below. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. If you hold your shares in certificate form, you must submit the certificates and sign the assignment form on the back of the certificates. Shares for which certificates have been issued may not be redeemed by telephone. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed, the telephone redemption privilege may only be exercised to redeem shares worth not more than $50,000. Additional documentation may be required from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. Under unusual circumstances, a Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.



INVOLUNTARY REDEMPTIONS
With regard to shares of Schroder International Fund, Schroder Emerging Markets Fund, Schroder U.S. Large Cap Equity Fund, or Schroder U.S. Opportunities Fund, if, because of your redemptions, your account balance for any of these Funds falls below a minimum amount set by the Trustees (presently $2,000),

Schroder Capital Funds (Delaware) may choose to redeem your shares in that Fund and pay you for them. With regard to shares of Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund, if, because of your redemptions, you own fewer shares than a minimum amount (presently 50 shares) of any of these Funds, Schroder Series Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before a Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The applicable Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.


SUSPENSION

A Trust may suspend the right of redemption during any period when: (1) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.



REDEMPTIONS IN KIND

Each Trust has agreed to redeem Investor Shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the applicable Fund in lieu of cash. The Trusts do not expect to redeem shares in kind under normal circumstances. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of these securities may change between the time when you receive the securities and the time when you are able to dispose of them.



GENERAL

If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the applicable Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.



REDEMPTION FEE
Each Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The redemption fee applies to shares of Schroder Emerging Markets Fund and Schroder International Fund, and to shares of Schroder U.S. Large Cap Equity Fund, Schroder U.S. Opportunities Fund, Schroder MidCap Value Fund and Schroder Small Capitalization Value Fund purchased on or after May 1, 2004.

To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is applied only against the portion of your redemption proceeds that represents the lower of (i) the initial cost of the shares redeemed and (ii) the net asset value of the shares at the time of redemption, so that you will not pay a fee on amounts attributable to capital appreciation of your shares. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, shares held in employer-sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts), or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares in retirement plans held in broker omnibus accounts.

For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made in the following order:
(i) from shares of the Fund purchased through the reinvestment of dividends and distributions paid by the Fund; and (ii) from all other shares of the Fund, on a first-purchased, first-redeemed basis. Only shares described in clause (ii) above that are redeemed two months or less from their date of purchase will be subject to the redemption fee.





EXCHANGES

You can exchange your Investor Shares of a Fund for shares of most other funds in the Schroder family of funds at any time at their respective net asset values, provided that the net asset value of the Investor Shares you are exchanging or the total net asset value of all shares you own in the Schroder family of funds satisfies the minimum initial or additional investment amount (as applicable) for the class of shares you wish to acquire, as set forth in the prospectus relating to that class of shares. Such an exchange may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The exchange would be treated as a sale of your shares and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call (800) 464-3108. (From outside the United States, please call collect to (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. Each Trust and Schroder reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. Because excessive trading can hurt Fund performance, operations and shareholders, each Trust and Schroder may also limit the amount or number of exchanges or reject any exchange if the Trust or Schroder believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders.





DIVIDENDS AND DISTRIBUTIONS
Each Fund distributes any net investment income and any net realized capital gain at least annually. For each of the Funds, distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

    o  Reinvest all distributions in additional Investor Shares of your Fund;

    o Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

    o Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

    o  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.




TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (which income or gains were thus included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that the holding period and other requirements are met. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.


TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another Fund) of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.


FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments, which generally would reduce the Fund's income. However, an offsetting tax credit or deduction may be available to shareholders. Each Fund, provided that it is eligible to do so, intends to elect to permit its shareholders to take a credit (or a deduction) for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least a minimum period specified in the United States Internal Revenue Code of 1986. Shareholders then would be entitled, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement), to take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else to deduct such foreign taxes as an itemized deduction from gross income. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.


CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal income tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.


FINANCIAL HIGHLIGHTS
The financial highlights below are intended to help you understand the financial performance of each of the Funds for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

For all periods through the fiscal year ended October 31, 1999, the financial highlights presented below for Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund were audited by Arthur Andersen LLP, the former independent accountants to those Funds. For all other periods and for each of the Funds not named in the previous sentence, the financial highlights have been audited by Pricewaterhouse-


Coopers LLP, independent auditors to the Funds. The audited financial statements for the Funds and the related independent auditors' report are contained in the Trusts' combined Annual Report and are incorporated by reference into each Trust's Statement of Additional Information. Copies of the Annual Report may be obtained without charge by writing the applicable Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling (800) 464-3108.

For the years ended October 31, (unless otherwise indicated)
Selected Per Share Data and Ratios for an Investor Share Outstanding Throughout each Period



                                                          NET REALIZED AND                             DISTRIBUTIONS
                                                          UNREALIZED GAINS                                FROM NET
                                                             (LOSSES) ON                               REALIZED GAIN
                                NET ASSET                    INVESTMENTS                DISTRIBUTIONS  ON INVESTMENTS
                                  VALUE,        NET          AND FOREIGN    TOTAL FROM     FROM NET     AND FOREIGN    DISTRIBUTIONS
                                BEGINNING    INVESTMENT       CURRENCY      INVESTMENT    INVESTMENT      CURRENCY      FROM RETURN
                                OF PERIOD  INCOME (LOSS)    TRANSACTIONS    OPERATIONS      INCOME      TRANSACTIONS    OF CAPITAL
                                ---------  -------------  ----------------  ----------  -------------  --------------  -------------
Emerging Markets Fund(b)
 2003 .........................  $  7.81     $ 0.10          $    3.68       $  3.78      $   --          $    --        $   --
 2002 .........................     7.49         --               0.32          0.32          --               --            --
 2001 .........................    10.49       0.02              (3.02)        (3.00)         --               --            --
 2000 .........................    12.18      (0.18)             (0.90)        (1.08)      (0.12)           (0.49)           --
 1999(c) ......................    10.62      (0.03)              1.59          1.56          --               --            --
 For the year ended May 31,
 1999 .........................     9.04       0.03               1.58          1.61       (0.03)              --            --

International Fund(d)
 2003 .........................  $  5.37     $ 0.10          $    1.08       $  1.18      $(0.12)         $ (0.06)       $   --
 2002 .........................     7.26       0.04              (1.13)        (1.09)         --            (0.80)           --
 2001 .........................    16.74       0.09              (2.38)        (2.29)      (0.31)           (6.88)           --
 2000 .........................    17.02       0.15               1.24          1.39       (0.07)           (1.60)           --
 1999 .........................    17.10       0.07               3.20          3.27       (0.18)           (3.17)           --

U.S. Large Cap Equity Fund
 2003 .........................  $  2.76     $   --(g)       $    0.71       $  0.71      $   --          $    --        $   --
 2002 .........................     3.55      (0.03)             (0.75)        (0.78)         --               --         (0.01)
 2001 .........................     4.95         -- (g)          (1.40)        (1.40)         --               --            --
 2000 .........................     6.73      (0.02)              1.26          1.24          --            (2.68)        (0.34)
 1999 .........................     7.79      (0.06)              2.00          1.94          --            (3.00)           --

U.S. Opportunities Fund(e)
 2003 .........................  $ 12.57     $(0.16)         $    4.11       $  3.95      $   --          $ (0.34)       $   --
 2002 .........................    15.17      (0.10)             (1.15)        (1.25)         --            (1.35)           --
 2001 .........................    18.01      (0.13)              0.59          0.46          --            (3.30)           --
 2000 .........................    12.79      (0.08)              5.30          5.22          --               --            --
 1999(c) ......................    12.80      (0.03)              0.02         (0.01)         --               --            --
 For the year ended May 31,
 1999 .........................    14.76      (0.09)             (1.84)        (1.93)         --            (0.03)           --

MidCap Value Fund
 2003 .........................  $  9.67     $   --(g)       $    2.45       $  2.45      $   --          $ (1.42)       $   --
 2002 .........................    11.11      (0.05)             (0.46)(i)     (0.51)         --            (0.93)           --
 2001 .........................    13.50      (0.02)             (1.13)        (1.15)      (0.01)           (1.23)           --
 2000 .........................    10.88      (0.01)              2.63          2.62          -- (g)           --            --
 1999 .........................     9.72         --               1.16          1.16          --               --            --

Small Capitalization Value Fund
 2003 .........................  $ 10.24     $   --(g)       $    2.87       $  2.87      $   --          $    --        $   --
 2002 .........................    13.50      (0.12)             (2.04)        (2.16)         --            (1.10)           -- (g)
 2001 .........................    16.18      (0.12)              0.89          0.77          --            (3.45)           --
 2000 .........................    13.10      (0.09)              3.74          3.65          --            (0.57)           --
 1999 .........................    12.91      (0.08)              0.51          0.43          --            (0.24)           --


(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (see note 3). Total return calculations for a period of less than one year are not annualized.

(b) Prior to September 17, 1999, the Emerging Markets Fund recognized its proportionate share of income, expenses and gains/losses of the underlying Portfolio, Schroder EM Core Portfolio. Since September 20, 1999 the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended May 31, 1999 represents the turnover of the underlying Portfolio. For the period ended October 31, 1999, the rate represents the period from June 1, 1999 through September 17, 1999 during which time the Fund invested in the Portfolio and from September 20, 1999 through October 31, 1999, during which time the Fund held direct investments in a portfolio of securities.

(c) For the five month period ended October 31, 1999. Effective October 31, 1999, the Fund changed its fiscal year end from May 31 to October 31. All ratios for the period have been annualized.

(d) For the periods through May 31, 1999, the International Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder International Equity Portfolio. since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended October 31, 1999 represents the period from November 1, 1998 through May 31, 1999 during which time the Fund invested in the Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in a portfolio of securities.

                                                                                                          RATIO OF
                                                            RATIO OF                                  NET INVESTMENT
                                                           EXPENSES TO            RATIO OF           INCOME (LOSS) TO
                                                       AVERAGE NET ASSETS        EXPENSES TO        AVERAGE NET ASSETS
                 NET ASSET                NET ASSETS,      (INCLUDING        AVERAGE NET ASSETS         (INCLUDING       PORTFOLIO
    TOTAL       VALUE, END     TOTAL        END OF         WAIVERS AND     (EXCLUDING WAIVERS AND      WAIVERS AND       TURNOVER
DISTRIBUTIONS    OF PERIOD   RETURN(a)   PERIOD (000)    REIMBURSEMENTS)       REIMBURSEMENTS)       REIMBURSEMENTS)       RATE
-------------   ----------   ---------   ------------  ------------------  ----------------------   ------------------   ---------
  $     --       $  11.59       48.40%    $  14,218            1.50%                 3.19%                 0.78%            108%
        --           7.81        4.27        43,120            1.63                  2.39                 (0.10)            167
        --           7.49      (28.60)       29,220            1.70                  2.38                  0.20             144
     (0.61)         10.49      (10.00)       31,553            1.70                  2.35                 (0.61)            192
        --          12.18       14.69         3,162            1.70                  7.84                 (0.59)            160(f)

     (0.03)         10.62       17.88         2,218            1.65                 10.74                  0.51             177

  $  (0.18)      $   6.37       22.66%    $   6,242            1.25%                 3.27%                 2.09%             50%
     (0.80)          5.37      (17.20)        6,427            1.14                  1.94                  0.60             111
     (7.19)          7.26      (24.96)       20,850            0.99                  1.41                  0.57             146
     (1.67)         16.74        8.02       105,363            0.99                  1.14                  0.54             132
     (3.35)         17.02       21.82       157,620            0.99                  1.06                  0.60              85

  $     --       $   3.47       25.72%    $   9,102            2.39%                 3.56%                (0.13)%            61%
     (0.01)          2.76      (22.05)        9,475            2.01                  2.22                 (0.75)             57
        --           3.55      (28.28)       19,447            1.50                  1.76                 (0.08)             62
     (3.02)          4.95       18.73        48,327(h)         1.40                  1.55                 (0.79)            195
     (3.00)          6.73       30.95        14,110            1.50                  1.99                 (0.93)             87

  $  (0.34)      $  16.18       32.13%    $  46,783            1.93%                 2.25%                (1.22)%           162%
     (1.35)         12.57       (9.91)       41,857            1.49                  1.50                 (0.75)             81
     (3.30)         15.17        3.25        28,096            1.49                  1.83                 (0.79)            105
        --          18.01       40.81        63,637            1.18                  1.18                 (0.55)            172
        --          12.79       (0.08)       42,177            1.35                  1.35                 (0.54)             52(f)

     (0.03)         12.80      (13.80)       47,870            1.42                  1.45                 (0.65)            119

  $  (1.42)      $  10.70       28.53%    $   2,307            1.35%                 3.75%                (0.38)%           103%
     (0.93)          9.67       (5.80)        2,882            1.35                  2.30                 (0.33)            102
     (1.24)         11.11       (9.30)        6,094            1.35                  3.43                 (0.12)            149
        --          13.50       24.11         8,161            1.35                  2.59                 (0.03)            141
        --          10.88       11.98        11,179            1.35                  2.28                 (0.03)            175

  $     --       $  13.11       28.03%    $  37,503            1.70%                 2.36%                (0.87)%            59%
     (1.10)         10.24      (17.74)       28,587            1.65                  1.65                 (0.83)             85
     (3.45)         13.50        5.17        40,655            1.66                  1.66                 (0.73)             92
     (0.57)         16.18       28.98        53,240            1.44                  1.44                 (0.39)            104
     (0.24)         13.10        3.40        60,206            1.50                  1.50                 (0.54)            102




(e) For the periods through May 31, 1999, U.S. Opportunities Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolio, Schroder U.S. Smaller companies Portfolio. Since June 1, 1999, the income, expenses and gains/losses were directly accrued to the Fund. The portfolio turnover rate for the year ended May 31, 1999 represents the turnover of the underlying portfolio. the rates for subsequent periods represent the turnover of the Fund, which held direct investments in a portfolio of securities.

(f)    Not annualized.

(g)    Amount was less than $(0.01) per share.

(h) Net assets as of October 31, 2000 reflect the U.S. Large Cap Equity Fund's acquisition of the net assets of Schroder Large Capitalization Equity Fund as of September 11, 2000.

(i) The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of MidCap Value Fund shares in relation to fluctuating market value of the investments of the Fund.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If a Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                              INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                               875 Third Avenue
                           New York, New York 10022

                             INVESTMENT SUB-ADVISER
                         SCHRODER EMERGING MARKETS FUND
       SCHRODER INTERNATIONAL FUND (EFFECTIVE ON OR ABOUT APRIL 1, 2004)
              Schroder Investment Management North America Limited
                               31 Gresham Street
                                London EC2V 7QA



              ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10022


                    ADMINISTRATOR FOR SCHRODER SERIES TRUST
            SUB-ADMINISTRATOR FOR SCHRODER CAPITAL FUNDS (DELAWARE)
                     SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                           Oaks, Pennsylvania 19456




                                   CUSTODIAN
                             J.P. Morgan Chase Bank
                                270 Park Avenue
                           New York, New York 10017



                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                               875 Third Avenue
                           New York, New York 10019


                    TRANSFER AND DIVIDEND DISBURSING AGENT
                     Boston Financial Data Services, Inc.
                              Two Heritage Drive
                       North Quincy, Massachusetts 02171



                                    COUNSEL
                               Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110


                             INDEPENDENT AUDITORS
                          PricewaterhouseCoopers LLP
                              Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST


Each of Schroder Capital Funds (Delaware) and Schroder Series Trust has a statement of additional information (SAI) and annual and semi-annual reports to shareholders which include additional information about the Funds offered by that Trust. The SAIs and the financial statements included in the Trusts' most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Trusts' annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling (800) 464-3108.

You may review and copy information about each Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trusts on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to Schroder Capital Funds (Delaware)'s or Schroder Series Trust's file numbers under the Investment Company Act, which are 811-1911 and 811-7840, respectively.


SCHRODER CAPITAL FUNDS (DELAWARE)
SCHRODER SERIES TRUST
P.O. Box 8507
Boston, Ma 02266
(800) 464-3108

WS/SF0303P

File No. 811-1911 -- Schroder Capital Funds (Delaware)
File No. 811-7840 -- Schroder Series Trust

                                                 Filed pursuant to Rule 497(c)
                                                 under the Securities Act of
                                                 1933, as amended.
                                                 Registration File No.: 33-65632


                              SCHRODER SERIES TRUST


                    Schroder Small Capitalization Value Fund
                           Schroder MidCap Value Fund



                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2004


         This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for the Funds, as amended or supplemented from time to time. This SAI relates to the Funds' Investor Shares, which are offered through a Prospectus dated March 1, 2004, as amended or supplemented from time to time.

         This SAI contains information which may be useful to investors but which is not included in the Prospectus. Investors may obtain free copies of the Prospectus by calling the Trust at 800-464-3108.

         Certain disclosure has been incorporated by reference into this SAI from the Funds' annual report. For a free copy of the Trust's annual or semi-annual reports, please call 800-464-3108.

                                TABLE OF CONTENTS

TRUST HISTORY..................................................................1
FUND CLASSIFICATION............................................................1
CAPITALIZATION AND SHARE CLASSES...............................................1
ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT
   STRATEGIES..................................................................2
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS......................4
INVESTMENT RESTRICTIONS........................................................5
MANAGEMENT OF THE TRUST........................................................8
SCHRODER AND ITS AFFILIATES...................................................15
MANAGEMENT CONTRACTS..........................................................15
TRUSTEES' APPROVAL OF MANAGEMENT CONTRACTS....................................16
ADMINISTRATIVE SERVICES.......................................................17
DISTRIBUTOR...................................................................18
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................18
DETERMINATION OF NET ASSET VALUE..............................................20
TAXES.........................................................................21
PRINCIPAL HOLDERS OF SECURITIES...............................................24
CUSTODIAN.....................................................................26
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT..................................26
INDEPENDENT AUDITORS..........................................................26
CODE OF ETHICS................................................................26
PROXY VOTING POLICIES AND PROCEDURES..........................................26
LEGAL COUNSEL.................................................................27
SHAREHOLDER LIABILITY.........................................................27
FINANCIAL STATEMENTS..........................................................27
APPENDIX A....................................................................28
APPENDIX B....................................................................35

                              SCHRODER SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

         Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993. The Trust's Agreement and Declaration of Trust (as amended, the "Declaration of Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to March 1997, the name of the Trust was "WSIS Series Trust." Schroder Investment Management North America Inc. ("Schroder") and its corporate predecessors have served as investment adviser to the Trust since its inception.

FUND CLASSIFICATION

         The Trust currently offers shares of beneficial interest of two series with separate investment objectives and policies, Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund (each a "Fund", and collectively, the "Funds"). Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is also a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of a Fund's total assets, that Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of that Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities or securities of other investment companies). No Fund is subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

         The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each Fund currently offers one class of shares, Investor Shares. A Fund may suspend the sale of shares at any time.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class.

ADDITIONAL INFORMATION CONCERNING THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES

         The following discussion provides additional information concerning the Funds' principal investment strategies and the principal risks of the Funds described in the Prospectuses. Because the following is a combined description of investment strategies and risks for the Funds, certain strategies or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by a Fund's investment restrictions as set forth in the Prospectus or under "Investment Restrictions" in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

         Forward Commitments

         Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.

         Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Schroder deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

         CERTAIN INVESTMENTS IN FIXED INCOME SECURITIES

         The Funds may invest a portion of their assets in fixed-income securities if Schroder believes they would help achieve a Fund's objective. The general risks associated with investments in fixed-income securities are described in the Prospectus. Fixed-income securities in which these Funds may invest will be rated, at the time of investment, at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services or, if unrated, determined by Schroder at the time of investment to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. A description of the various ratings assigned to fixed-income securities by Moody's and Standard & Poor's is included in Appendix A to this SAI. The Funds may also hold a portion of their assets in cash or money market instruments.

         Repurchase Agreements

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition, and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. Schroder will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

         WHEN-ISSUED SECURITIES

         Each Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income. While a Fund may sell its right to acquire when-issued securities prior to the settlement date, a Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. Each Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

         WARRANTS TO PURCHASE SECURITIES

         The Funds may purchase warrants to purchase securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates were to rise, the warrants would generally expire with no value.

         ZERO-COUPON SECURITIES

         Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). CATS and TIGRS are not considered U.S. Government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

         In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses and this SAI, the Funds may employ other investment practices and may be subject to additional risks, which are described below.

         Short Sales

         Each of the Funds may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

         A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. A Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

         LOANS OF FUND PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed 25% of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, Schroder considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with that Fund.

         TEMPORARY DEFENSIVE STRATEGIES

         As described in the Prospectus, Schroder may at times judge that conditions in the securities markets make pursuing a Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality debt securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

         LIQUIDITY

         A Fund will not invest more than 15% of its net assets in securities determined by Schroder to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by a Fund in accordance with Rule 144A under the Securities Act of 1933, as amended ("Securities Act"). Such securities may be determined by Schroder to be liquid for purposes of compliance with the limitation on a Fund's investment in illiquid securities. There can, however, be no assurance that a Fund will be able to sell such securities at any time when Schroder deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

INVESTMENT RESTRICTIONS

         The Funds have adopted the following fundamental investment restrictions which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the affected Fund, which is defined in the Investment Company Act to mean the affirmative vote of the lesser of

(1) more than 50% of the outstanding shares and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         A Fund may not:

          1.   Borrow money, except to the extent permitted by applicable law.

               Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

          2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with transactions in futures contracts, options, and other financial instruments.

          3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

          4. Purchase or sell real estate or interests in real estate limited partnerships, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

          5. Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and options and other financial instruments.

          6. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or through the lending of its portfolio securities with respect to not more than 25% of its total assets.

          7. (For the Small Capitalization Value Fund*) As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of a Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

          8. (For the Small Capitalization Value Fund*) As to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies.

          9. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

          10. Issue any class of securities which is senior to the Fund's shares of beneficial interest. (For the purpose of this restriction, none of the following is deemed to be, or to create a class of, senior securities: any borrowing permitted by restriction (1) above; any collateral arrangement with respect to options, futures contracts, options on futures contracts, or other financial instruments, or with respect to initial or variation margin; and the purchase or sale of, or the Fund's otherwise entering into, options, forward contracts, futures contracts, options on futures contracts, or other financial instruments.)

               * Although these are not fundamental investment restrictions for Schroder MidCap Value Fund, the Fund may not change its classification as a diversified investment company under the Investment Company Act without obtaining shareholder approval. Accordingly, the Fund intends to follow restrictions identical to those described in 7 and 8 above.

         Schroder Small Capitalization Value Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with small market capitalizations, as defined by Schroder. (For these purposes, Schroder currently considers small-capitalization companies to be those with market capitalizations of less than $2.2 billion measured at the time of investment.)

         Schroder MidCap Value Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of mid-cap companies, as defined by Schroder. (For these purposes, Schroder currently considers mid-cap companies to be those with market capitalizations of between $1 billion and $10 billion measured at the time of investment.)

         In addition, it is contrary to the Trust's present policy, which may be changed without shareholder approval, for any of the Funds to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

                               -------------------

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment restrictions 1 through 10 listed above, the investment policies and the investment objectives of the Funds described in the Prospectus and this SAI are not fundamental and may be changed by the Trustees without shareholder approval.

MANAGEMENT OF THE TRUST

         The Trustees of the Trust are responsible for the general oversight of the Trust's business. Subject to such policies as the Trustees may determine, Schroder furnishes a continuing investment program for each of the Funds and makes investment decisions on its behalf. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

         The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

         The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust (each, a "Disinterested Trustee").

---------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                             TERM OF                           PORTFOLIOS IN
                             POSITION(S)   OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF     HELD WITH     LENGTH OF      OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
   DISINTERESTED TRUSTEE        TRUST      TIME SERVED  DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
David N. Dinkins, 75         Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1994     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Professor,
                                                         Columbia School
                                                         of International
                                                         and Public Affairs
---------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey, 82        Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds (Delaware);
                                                         Retired.
                                                         Formerly, Senior
                                                         Vice President,
                                                         Marsh & McLennan,
                                                         Inc. (insurance
                                                         services)
---------------------------------------------------------------------------------------------------------------------
John I. Howell, 87           Trustee      Indefinite     Trustee and Lead           10          American Life
875 Third Avenue, 22nd Fl.                Since 1993     Disinterested                          Assurance Co. of New
New York, NY 10022                                       Trustee of the                         York; United States
                                                         Trust, Schroder                        Life Insurance Co. of
                                                         Capital Funds                          the City of New York;
                                                         (Delaware) and                         First SunAmerica Life
                                                         Schroder Global                        Insurance Co.
                                                         Series Trust;
                                                         Private
                                                         Consultant,
                                                         Indian Rock
                                                         Corporation
                                                         (individual
                                                         accounting)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Peter S. Knight, 53          Trustee      Indefinite     Trustee of the             10          Medicis
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder                        Pharmaceutical Corp.;
New York, NY 10022                                       Capital Funds                          EntreMed, Inc.;
                                                         (Delaware) and                         Pharmaceutical
                                                         Schroder Global                        Resources, Inc.
                                                         Series Trust; Director,
                                                         Schroder Astra Fund,
                                                         Ltd.; Director,
                                                         Schroder Credit
                                                         Renaissance Fund, LP;
                                                         Director, Schroder
                                                         Alternative Investment
                                                         Fund; Managing
                                                         Director, MetWest
                                                         Financial (financial
                                                         services) . Formerly,
                                                         President, Sage Venture
                                                         Partners (investing).
---------------------------------------------------------------------------------------------------------------------
William L. Means, 67         Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1997     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds
                                                         (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         Director,
                                                         Schroder Asian
                                                         Growth Fund.
---------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis, 82     Trustee      Indefinite     Trustee of the             10                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust, Schroder
New York, NY 10022                                       Capital Funds
                                                         (Delaware) and
                                                         Schroder Global
                                                         Series Trust;
                                                         Chairman of the
                                                         Board of
                                                         Directors, Josiah
                                                         Macy, Jr.,
                                                         Foundation
---------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab, 84        Trustee      Indefinite     Trustee of the              9                   None
875 Third Avenue, 22nd Fl.                Since 1993     Trust and
New York, NY 10022                                       Schroder Capital
                                                         Funds
                                                         (Delaware).
                                                         Retired.
                                                         Formerly,
                                                         consultant to
                                                         Schroder Capital
                                                         Management
                                                         International,
                                                         Inc.; Trustee,
                                                         St.
                                                         Luke's/Roosevelt
                                                         Hospital Center
---------------------------------------------------------------------------------------------------------------------
James D. Vaughn, 58          Trustee      Indefinite     Trustee and                10                   None
875 Third Avenue, 22nd Fl.                Since 2003     Chairman of the
New York, New York  10022                                Audit Committee
                                                         of the Trust,
                                                         Schroder Capital
                                                         Funds (Delaware)
                                                         and Schroder
                                                         Global Series
                                                         Trust; Managing
                                                         Partner
                                                         (retired),
                                                         Deloitte & Touche
                                                         USA, LLP-Denver.
---------------------------------------------------------------------------------------------------------------------

                               INTERESTED TRUSTEES

         The following table sets forth certain information concerning Trustees who are "interested persons" (as defined in the Investment Company Act) of the Trust (each, an "Interested Trustee").

--------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                            TERM OF                            PORTFOLIOS IN
                            POSITION(S)    OFFICE AND        PRINCIPAL         FUND COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH     LENGTH OF       OCCUPATION(S)        OVERSEEN BY      OTHER DIRECTORSHIPS
    INTERESTED TRUSTEE         TRUST      TIME SERVED   DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Peter  L. Clark, 39*         Trustee      Indefinite     Trustee and                 9                   None
875 Third Avenue, 22nd Fl.   and          Since 2003     Chairman of the
New York, NY 10022           Chairman                    Trust and
                                                         Schroder Capital
                                                         Funds (Delaware);
                                                         Executive Vice
                                                         President and Head of
                                                         Emerging Markets Equity
                                                         Products, Schroder;
                                                         Chairman and Director,
                                                         Schroder Fund Advisors,
                                                         Inc. Formerly, Managing
                                                         Director and Head of
                                                         Emerging Markets, JP
                                                         Morgan/JP Morgan
                                                         Investment Management;
                                                         Vice President and Head
                                                         of Proprietary Trading,
                                                         JP Morgan.
--------------------------------------------------------------------------------------------------------------------

* Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its affiliates.

                                    OFFICERS

         The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Funds.

--------------------------------------------------------------------------------------------------------------------
NAME, AGE AND ADDRESS        POSITION(S) HELD WITH   TERM OF OFFICE                PRINCIPAL OCCUPATION(S)
OF OFFICER                   TRUST                   AND LENGTH OF TIME SERVED     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Peter L. Clark, 39           Trustee and Chairman    Indefinite                    Trustee and Chairman, Schroder
875 Third Avenue, 22ndFl.                            Since 2003                    Capital Funds (Delaware);
New York, NY 10022                                                                 Executive Vice President and Head
                                                                                   of Emerging Markets Equity
                                                                                   Products, Schroder; Chairman and
                                                                                   Director, Schroder Fund Advisors,
                                                                                   Inc. Formerly, Managing Director
                                                                                   and Head of Emerging Markets, JP
                                                                                   Morgan/JP Morgan Investment
                                                                                   Management; Vice President and
                                                                                   Head of Proprietary Trading, JP
                                                                                   Morgan.
--------------------------------------------------------------------------------------------------------------------
Catherine A. Mazza, 43       President and Chief     Indefinite                    Trustee, Schroder Global Series
875 Third Avenue, 22ndFl.    Executive Officer       Since 2000                    Trust; President and Chief
New York, NY 10022                                                                 Executive Officer, Schroder
                                                                                   Capital Funds (Delaware) and
                                                                                   Schroder Global Series Trust;
                                                                                   Senior Vice President, Schroder;
                                                                                   President and Director, Schroder
                                                                                   Fund Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
Alan M. Mandel, 46           Treasurer and           Indefinite                    First Vice President, Schroder;
875 Third Avenue, 22ndFl.    Principal Financial     Since 1998                    Senior Vice President, Treasurer
New York, NY 10022           and Accounting Officer                                and Director, Schroder Fund
                                                                                   Advisors Inc.; Treasurer and Chief
                                                                                   Financial Officer, Schroder Global
                                                                                   Series Trust and Schroder Capital
                                                                                   Funds (Delaware).
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Barbara Brooke Manning, 57   Vice President          Indefinite                    Senior Vice President, Director
875 Third Avenue, 22nd Fl.                           Since 2002                    and Chief Compliance Officer,
New York, NY  10022                                                                Schroder and Schroder Fund
                                                                                   Advisors Inc.; Vice President,
                                                                                   Schroder Global Series Trust and
                                                                                   Schroder Capital Funds (Delaware).
--------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum, 41        Vice President and      Indefinite. Vice President    Senior Vice President and General
875 Third Avenue, 22nd Fl.   Clerk                   since 1998;                   Counsel, Schroder; First Vice
New York, NY 10022                                   Clerk since 2001              President, Secretary and General
                                                                                   Counsel, Schroder Fund Advisors
                                                                                   Inc.; Vice President and
                                                                                   Secretary/Clerk, Schroder Global
                                                                                   Series Trust and Schroder Capital
                                                                                   Funds (Delaware).
--------------------------------------------------------------------------------------------------------------------
Nicholas J. Rossi, 40        Assistant Vice          Indefinite. Assistant Vice    Vice President and Assistant
875 Third Avenue, 22nd Fl.   President and           President since 2001;         Secretary, Schroder; Vice
New York, NY 10022           Assistant Clerk         Assistant Clerk since 1998    President, Schroder Fund Advisors
                                                                                   Inc.; Assistant Vice President and
                                                                                   Assistant Secretary/Clerk,
                                                                                   Schroder Global Series Trust and
                                                                                   Schroder Capital Funds
                                                                                   (Delaware).
--------------------------------------------------------------------------------------------------------------------

                              CERTAIN AFFILIATIONS

         The following table lists the positions held by the Trust's officers and Interested Trustees with affiliated persons or principal underwriters of the
Trust:

--------------------------------------------------------------------------------------------------------------------
                                                                        POSITIONS HELD WITH
                                                                       AFFILIATED PERSONS OR
                                                                       PRINCIPAL UNDERWRITERS
                         NAME                                               OF THE TRUST
--------------------------------------------------------------------------------------------------------------------
Peter L. Clark                                          Trustee and Chairman of the Trust and Schroder Capital Funds
                                                        (Delaware); Executive Vice President and Head of Emerging
                                                        Markets Equity Products, Schroder; Chairman and Director,
                                                        Schroder Fund Advisors, Inc. Formerly, Managing Director and
                                                        Head of Emerging Markets, JP Morgan/JP Morgan Investment
                                                        Management; Vice President and Head of Proprietary Trading,
                                                        JP Morgan.
--------------------------------------------------------------------------------------------------------------------
Catherine A. Mazza                                      Trustee, Schroder Global Series Trust; President and Chief
                                                        Executive Officer of the Trust, Schroder Capital Funds
                                                        (Delaware) and Schroder Global Series Trust; Senior Vice
                                                        President, Schroder; President and Director, Schroder Fund
                                                        Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
Alan M. Mandel                                          First Vice President, Schroder; Senior Vice President,
                                                        Treasurer and Director, Schroder Fund Advisors Inc.;
                                                        Treasurer and Chief Financial Officer, Schroder Global
                                                        Series Trust, Schroder Capital Funds (Delaware) and Schroder
                                                        Series Trust.
--------------------------------------------------------------------------------------------------------------------
Barbara Brooke Manning                                  Senior Vice President, Director and Chief Compliance
                                                        Officer, Schroder and Schroder Fund Advisors Inc.; Vice
                                                        President, Schroder Global Series Trust, Schroder Capital
                                                        Funds (Delaware) and Schroder Series Trust.
--------------------------------------------------------------------------------------------------------------------
Carin F. Muhlbaum                                       Senior Vice President and General Counsel, Schroder; First
                                                        Vice President, Secretary and General Counsel, Schroder Fund
                                                        Advisors Inc.; Vice President and Secretary/Clerk, Schroder
                                                        Global Series Trust, Schroder Capital Funds (Delaware) and
                                                        Schroder Series Trust.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Nicholas J. Rossi                                       Vice President and Assistant Secretary, Schroder; Vice
                                                        President, Schroder Fund Advisors Inc.; Assistant Vice
                                                        President and Assistant Secretary/Clerk, Schroder Global
                                                        Series Trust, Schroder Capital Funds (Delaware) and Schroder
                                                        Series Trust.
--------------------------------------------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

         Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of independent public accountants for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and Schroder and its affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met twice during the fiscal year ended October 31, 2003.

         Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet separately during the fiscal year ended October 31, 2003.

                              SECURITIES OWNERSHIP

         For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each of the Funds and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2003.

-------------------------------------------------------------------------------------------------------------------------
       NAME OF TRUSTEE                           FUND                    DOLLAR RANGE OF EQUITY   AGGREGATE DOLLAR RANGE
                                                                           SECURITIES IN THE            OF EQUITY
                                                                                 FUNDS              SECURITIES IN ALL
                                                                                                  REGISTERED INVESTMENT
                                                                                                  COMPANIES OVERSEEN BY
                                                                                                   TRUSTEE IN FAMILY OF
                                                                                                  INVESTMENT COMPANIES*
-------------------------------------------------------------------------------------------------------------------------
                                                                                Ranges:                  Ranges:
                                                                                -------                  -------
                                                                               None                    None
                                                                               $1-$10,000              $1-$10,000
                                                                               $10,001-$50,000         $10,001-$50,000
                                                                               $50,001-$100,000        $50,001-$100,000
                                                                               Over $100,000           Over $100,000
-------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------
David N. Dinkins                                                                                           None
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
Peter E. Guernsey                                                                                          None
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
John I. Howell                                                                                      $10,001 - $50,000
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
Peter S. Knight                                                                                            None
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
William L. Means                                                                                        $1-$10,000
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
Clarence F. Michalis                                                                                  Over $100,000
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
Hermann C. Schwab                                                                                          None
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
James D. Vaughn                                                                                      $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                        None
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------
Interested Trustees
-------------------------------------------------------------------------------------------------------------------------
Peter L. Clark                                                                                       $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
                                Small Capitalization Value                  $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------
                                MidCap Value                                      None
-------------------------------------------------------------------------------------------------------------------------

*For these purposes, the Trust, Schroder Capital Funds (Delaware), and Schroder Global Series Trust are considered part of the same "Family of Investment Companies."

         For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2003:

------------------------------------------------------------------------------------------------------------
   NAME OF TRUSTEE       NAME OF OWNERS        COMPANY       TITLE OF CLASS    VALUE OF     PERCENT OF CLASS
                       AND RELATIONSHIPS                                      SECURITIES
                           TO TRUSTEE
------------------------------------------------------------------------------------------------------------
David N. Dinkins              N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
Peter E. Guernsey             N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
John I. Howell                N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
Peter S. Knight               N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
William L. Means              N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
Clarence F. Michalis          N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
Hermann C. Schwab             N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------
James D. Vaughn               N/A                N/A              N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------

         TRUSTEES' COMPENSATION

         Trustees who are not employees of Schroder or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

         The following table sets forth information regarding compensation received by Trustees from the Trust and from the Fund Complex for the fiscal year ended October 31, 2003. (Interested Trustees who are employees of Schroder or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroder and its affiliates):

------------------------------------------------------------------------------------------------------------
                                                AGGREGATE
                                              COMPENSATION               TOTAL COMPENSATION FROM TRUST AND
            NAME OF TRUSTEE                    FROM TRUST                 FUND COMPLEX PAID TO TRUSTEES*
------------------------------------------------------------------------------------------------------------
David N. Dinkins                                 $5,440                               $18,000
Peter E. Guernsey                                $5,600                               $18,500
John I. Howell                                   $5,600                               $18,500
Peter S. Knight                                  $5,600                               $18,500
William L. Means                                 $5,600                               $18,500
Clarence F. Michalis                             $5,440                               $18,000
Hermann C. Schwab                                $5,600                               $18,500
James D. Vaughn**                                  N/A                                  N/A
------------------------------------------------------------------------------------------------------------

         *The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds (Delaware) ("SCF (Del.)") and Schroder Global Series Trust ("SGST"). The Trust, SCF (Del.) and SGST are considered part of the same "Fund Complex" for these purposes.

         **James D. Vaughn did not serve as a Trustee during the fiscal year ended October 31, 2003 and, accordingly, received no compensation from the Trust or the Fund Complex.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODER AND ITS AFFILIATES

         Schroder (together with its predecessors) has served as the investment adviser for each of the Funds since its inception. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in asset management businesses, and as of June 30, 2003, had under management assets of approximately $149.2 billion. Schroder's address is 875 Third Avenue, 22nd Floor, New York, New York 10022.

         Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder.

MANAGEMENT CONTRACTS

         Under Amended and Restated Management Contracts between the Trust and Schroder (the "Management Contracts"), Schroder, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund.

         Under the Management Contracts, Schroder is required to regularly provide the Funds with investment research, advice, and supervision, and continuously furnishes investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the Investment Company Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Schroder makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroder pays the compensation and expenses of officers and executive employees of the Trust. Schroder also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroder pays the Trust's office rent.

         Under the Management Contracts, the Trust is responsible for all its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroder; the cost of preparing and distributing reports and notices to shareholders;

public and investor relations expenses; and fees and disbursements of custodians of the Funds' assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims, and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         The Management Contracts provide that Schroder shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         The Management Contracts may be terminated without penalty by vote of the Trustees as to any Fund, by the shareholders of that Fund, or by Schroder, on 60 days' written notice. Each Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, each Management Contract may be amended only by a vote of the shareholders of the affected Fund(s), and each Management Contract provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to a Fund by vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroder. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

         RECENT INVESTMENT ADVISORY FEES. For its fiscal years ended October 31, 2003, 2002 and 2001, respectively, pursuant to the relevant Management Contract, each Fund paid fees to Schroder as follows (reflecting reductions in such fees pursuant to expense limitations and/or waivers in effect during such periods):
Schroder Small Capitalization Value Fund - $92,479, $371,564, and $458,484, and Schroder MidCap Value Fund - $0, $0 and $0.

         Schroder waived its fees in the following amounts during the fiscal years ended October 31, 2003, 2002 and 2001, respectively, pursuant to expense limitations and/or waivers in effect during such periods: Schroder Small Capitalization Value Fund - $215,085, $1,331, and $0; and Schroder MidCap Value Fund - $51,429, $39,069, and $66,790.

TRUSTEES' APPROVAL OF MANAGEMENT CONTRACTS

         In determining to approve the most recent annual extension of the Funds' Management Contracts with Schroder, the Trustees met over the course of the Trust's most recent fiscal year with the relevant investment advisory personnel and considered information provided by Schroder relating to the education, experience and number of investment professionals and other personnel providing services under the Management Contracts. For more information on these personnel of Schroder responsible for the management of the Funds, see the Section entitled "Management of the Funds" in the Trust's Prospectus. The Trustees also took into account the time and attention devoted by senior management to the Funds. The Trustees evaluated the level of skill required to manage the Funds. The Trustees also considered the business reputation of Schroder and its financial resources.

         The Trustees received information concerning the investment processes applied by Schroder in managing the Funds, as disclosed in the Prospectus. In this connection, the Trustees considered the research capabilities of Schroder.

         The Trustees considered the scope of the services provided by Schroder to the Funds under the Management Contracts relative to services provided by other third parties to other mutual funds and the standard of care applicable to Schroder under the respective agreements.

         The Trustees considered the quality of the services provided by Schroder to the Funds. The Trustees evaluated the records of Schroder with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of Schroder designed to fulfill their fiduciary duties to the Funds with respect to possible conflicts of interest, including the Code of Ethics of Schroder (regulating the personal trading of its officers and employees), the procedures by which Schroder allocates trades among its various investment advisory clients and the record of Schroder in these matters.

         The Trustees also considered information relating to the investment performance of the Funds relative to their respective performance benchmark(s) and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectus), as well as factors identified by Schroder as contributing to performance. The Trustees concluded that the scope and quality of the services provided by Schroder, as well as the investment performance of the Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by Schroder and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Management Contracts for another year.

         In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Management Contracts. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees evaluated the profitability of Schroder with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive."

         Based on the foregoing, the Trustees concluded that the fees to be paid Schroder under the Management Contracts were fair and reasonable, given the scope and quality of the services rendered by Schroder.

ADMINISTRATIVE SERVICES

         On behalf of each Fund, effective as of October 8, 2001, the Trust entered into an administration and accounting agreement with SEI Investments Global Fund Services (formerly SEI Investments Mutual Funds Services) ("SEI") pursuant to which SEI provides administrative services necessary for the operation of the Funds, including recordkeeping, preparation of shareholder communications, assistance with regulatory compliance (such as reports to and filings with the Securities and Exchange Commission and state securities commissions), preparation and filing of tax returns, preparation of the Trust's periodic financial reports, and certain other fund accounting services. Under the agreement with SEI, the Trust, together with all mutual funds managed by Schroder, pays fees to SEI based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates:
0.15% on the first $300 million of such assets, and 0.12% on such assets in excess of $300 million, subject to certain minimum charges. Each Fund pays its pro rata portion of such expenses. The agreement is terminable with respect to the Funds without penalty, at any time, by the Trustees upon six (6) months' written notice to SEI or by SEI upon six (6) months' written notice to the Trust. The agreement is terminable by either party upon a material breach by the other party, provided that the terminating party has provided 45 days' notice of such material breach and the specified date of termination and the breaching party has not remedied the breach by the specified termination date.

         For the fiscal years ended October 31, 2003 and October 31, 2002, each of the following Funds paid fees to SEI Investments Global Funds Services ("SEI") as follows: Schroder Small Capitalization Value Fund - $122,587 and $56,383; and Schroder MidCap Value Fund - $7,998 and $5,892.

         Prior to November 5, 2001, the Trust received administrative services from State Street Bank and Trust Company ("State Street"). From June 1, 1999 to November 4, 2001, State Street received complex-wide fees according to the following annual rates based on the combined average daily net assets of such funds: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion of such assets, and 0.02% of such assets in excess of $3.4 billion, subject to certain minimum charges. Such minimum charges were increased for the period from June 1, 2001 to November 4, 2001.

         For the fiscal years ended October 31, 2003, 2002 and 2001, respectively, each of the following Funds paid the following fees to State Street under an administration agreement: Schroder Small Capitalization Value Fund - $0, $681, and $74,489; and Schroder MidCap Value Fund - $0, $104, and $11,516.

DISTRIBUTOR

         Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York 10022, serves as the distributor for the Trust's continually offered shares. The Distributor pays all of its own expenses in performing its obligations under the Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroder and its Affiliates" for ownership information regarding the Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         ALLOCATION. Schroder may deem the purchase or sale of a security to be in the best interests of a Fund or Funds as well as other clients of Schroder. In such cases, Schroder may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Schroder on the same day or at approximately the same time. In such event, such transactions will be allocated among the clients in a manner believed by Schroder to be fair and equitable and consistent with its fiduciary obligations to each client.

         BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Schroder places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best price and execution available. In seeking the best price and execution, Schroder considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroder receives research, statistical, and quotation services from many broker-dealers with which it places the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroder and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing a Fund. The investment advisory fee paid by a Fund is not reduced because Schroder and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and by the Management Contracts, Schroder may cause a Fund to pay a broker that provides brokerage and research services to Schroder an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroder's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

         The following table shows the aggregate brokerage commissions paid by each Fund during the three most recent fiscal years.

---------------------------------------------------------------------------------------------------
                     FUND                      BROKERAGE           BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID    COMMISSIONS PAID
                                             DURING FISCAL       DURING FISCAL      DURING FISCAL
                                               YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                10/31/03           10/31/02            10/31/01
---------------------------------------------------------------------------------------------------
Schroder Small Capitalization Value Fund        $89,723            $162,655            $186,406
---------------------------------------------------------------------------------------------------
Schroder MidCap Value Fund                      $10,179             $23,755            $37,406
---------------------------------------------------------------------------------------------------

         The following table shows information regarding Fund transactions placed with brokers and dealers during the fiscal year ended October 31, 2003 identified as having been executed on the basis of research and other services provided by the broker or dealer.

----------------------------------------------------------------------------------------------------------
                                              Total Dollar Value of             Commissions Paid with
                    Fund                        Such Transactions           Respect to Such Transactions
----------------------------------------------------------------------------------------------------------
Schroder Small Capitalization Value Fund            $325,882                   $807 (which represents
                                                                           approximately 0.9% of the total
                                                                            brokerage commissions paid by
                                                                                      the Fund)
----------------------------------------------------------------------------------------------------------
Schroder MidCap Value Fund                          $512,697                  $1,167 (which represents
                                                                          approximately 11.5% of the total
                                                                            brokerage commissions paid by
                                                                                      the Fund)
----------------------------------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of shares of each Fund is determined daily as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading. For purposes of determining net asset value, options and futures contracts traded on a securities exchange or board of trade may be valued as of a time that is up to 15 minutes after the close of trading on the New York Stock Exchange.

         The Trustees have established procedures for the valuation of a Fund's securities, which are summarized below.

         Equities listed or traded on a domestic or foreign stock exchange for which last sales information is regularly reported are valued at their last reported sales prices on such exchange on that day or, in the absence of sales that day, such securities are valued at the mean of the closing bid and ask prices ("mid-market price") or, if none, the last sales price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued on the exchange on which the security is primarily traded.) Securities purchased in an initial public offering and which have not commenced trading in a secondary market are valued at cost. Unlisted securities for which over-the-counter market quotations are readily available generally are valued at the most recently reported mid-market prices. In the case of securities traded primarily on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors.

         Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing services based on the mean of bid and asked prices supplied by brokers or dealers. Short-term fixed income securities with remaining maturities of 60 days or less are valued at amortized cost, a form of fair valuation unless Schroder believes another valuation is more appropriate. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the Trustees.

         Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price (the average of the last reported bid and asked prices). Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price (the average of the most recently reported bid and asked prices).

         All assets and liabilities of a Fund denominated in foreign currencies are translated into U.S. dollars based on the mid-market price of such currencies against the U.S. dollar as of the close of trading on the New York Stock Exchange.

         Long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities may be stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities.

         If any securities held by a Fund are restricted as to resale, Schroder will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroder is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain directors and officers at Schroder) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Trust's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value. If events materially affecting the value of such securities occur during such period, then the Pricing Committee will consider whether it is appropriate to value these securities at fair value.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Each Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more Funds or classes may be allocated in proportion to the net asset values of the respective Funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific Fund or class.

TAXES

         Each Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a RIC qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

         In order to qualify as a RIC a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than the U.S. Government or other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses; and (c) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt interest income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. Each Fund intends to make such distributions.

         If a Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the extent not previously subject to tax under subchapter M), that Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by that Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         A Fund's distributions will be taxable to you as ordinary income to the extent derived from the Fund's investment income and net short-term gains (that is, net gains from capital assets held for no more than one year). For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" (see below) will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

         Distributions designated by a Fund as deriving from net gains on capital assets held for more than one year will be taxable to you as long-term capital gains (generally subject to a 20% tax rate), regardless of how long you have held the shares.

         Distributions will be taxable to you as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify each shareholder of the amount and tax status of distributions paid to the shareholder by each of the Funds for the preceding year. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of a Fund (whether by sale, exchange, or redemption), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. For taxable years beginning on or before December 31, 2008, long-term capital gains will generally be taxed at a rate of 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than one year, and otherwise as short-term capital loss. However, any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. In addition, any loss realized on a taxable disposition of shares will be disallowed to the extent that you replace the disposed of shares with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition.

         With respect to investment income and gains received by a Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment. Investments, if any, in "passive foreign investment companies" could subject the Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

         If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may make an election to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders would include in gross income from foreign sources their pro rata share of such taxes. Shareholders then may take a foreign tax credit against their U.S. federal income tax liability for the amount of such foreign taxes or else deduct such foreign taxes as an itemized deduction from gross income, subject to certain limitations (including, with respect to a foreign tax credit, a holding period requirement).

         If a Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         A Fund's investments, if any, in securities issued at a discount (for example, zero-coupon bonds) and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

         A Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number), or if you are otherwise subject to back-up withholding at a rate of 28% through 2010. The backup withholdings rate will be 31% for amounts paid thereafter.

         Under recently promulgated Treasury regulations, if a shareholder realizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

         The foregoing discussion is primarily a summary of certain federal income tax consequences of investing in a Fund, based on the law as of the date of this SAI. The discussion does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

PRINCIPAL HOLDERS OF SECURITIES

         To the knowledge of the Trust, as of February 9, 2004, the Trustees of the Trust and the officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

         To the knowledge of the Trust, as of February 9, 2004, no person owned beneficially more than 25% of the outstanding voting securities of either Fund and would, on that basis, be deemed to control a Fund. The Trust is not aware of any other person that may control a Fund.

         To the knowledge of the Trust, as of February 9, 2004, no person owned of record, or was known to the Trust to own beneficially, more than 5% of the outstanding shares of either Fund, except as set forth below. Because these shareholders hold a substantial number of shares, they may be able to require that the Trust hold special shareholder meetings and may be able to determine the outcome of any shareholder vote.

                                                                                      Percentage of
                                                                                  Outstanding Investor
         Record or Beneficial Owner                        Fund                       Shares Owned
         --------------------------                        ----                       ------------
Vanguard Fiduciary Trust Company                Schroder MidCap Value Fund               36.11%
PO Box 2600
K14 Attn: Outside Funds
Valley Forge, PA 19482-2600

Citigroup Global Markets Inc.                   Schroder MidCap Value Fund               16.57%
333 W. 34th St. 7th
New York, NY 10001-2402

Pershing LLC                                    Schroder MidCap Value Fund               10.44%
PO Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                    Schroder MidCap Value Fund               10.44%
PO Box 2052
Jersey City, NJ 07303-2052

Charles Schwab & Co. Inc.                       Schroder MidCap Value Fund                5.24%
Special Custody Account
For the Benefit of Customers
Attn:  Mutual Funds
l0l Montgomery Street
San Francisco, CA  94104-4122

Northern Trust Co TTEE                          Schroder Small                           21.14%
FBO VHA-Retirement Plan                         Capitalization Value Fund
Acct# 22-09161
PO Box 92956
Chicago, IL  60675-2956

FP VII Kinship Corporation                      Schroder Small                           11.17%
Eric Schreiner VP                               Capitalization Value Fund
400 Skokie Blvd Ste 300
Northbrook, IL  60062-7903

Northern Trust Co TTEE                          Schroder Small                            9.27%
FBO STP                                         Capitalization Value Fund
Acct# 22-48216
PO Box 92956
Chicago, IL  60675-2956

Joseph Meyerhoff Fund Inc.                      Schroder Small                            7.70%
Harvey M. Meyerhoff, President                  Capitalization Value Fund
Magna Holdings Inc.
c/o Philip Huber
25 S. Charles Street, Suite 2100
Baltimore, MD  21201-3322

                                                                                      Percentage of
                                                                                  Outstanding Investor
         Record or Beneficial Owner                        Fund                       Shares Owned
         --------------------------                        ----                       ------------
Harvey M & Lyn P Meyerhoff Fund Inc.            Schroder Small                            5.48%
Harvey M Meyerhoff President                    Capitalization Value Fund
Magna Holdings Inc.
c/o Philip Huber
25 S. Charles Street, Suite 2100
Baltimore, MD 21201-3322

CUSTODIAN

         JPMorgan Chase Bank ("Chase"), 270 Park Avenue, New York, New York, 10017, is the custodian of the assets of each Fund. The custodian's responsibilities include safeguarding and controlling a Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Fund's investments. The custodian does not determine the investment policies of a Fund or decide which securities a Fund will buy or sell. Prior to November 5, 2001, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, served as custodian to the Funds.

         The Bank of New York ("BONY"), One Wall Street, 4th Floor, New York, New York 10286, serves as custodian of certain securities and other assets that may be held by the Funds from time to time in connection with repurchase agreement transactions. BONY provides custodial services with respect to such securities substantially similar to those provided by Chase.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy, Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP, the Trust's independent auditor, provides audit services and tax return preparation services. Their address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

         The Trust, Schroder Investment Management North America Inc., and Schroder Fund Advisors Inc. have each adopted a combined Code of Ethics pursuant to the requirements of Rule 17j-1 of the Investment Company Act. Subject to certain restrictions, this Code of Ethics permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code of Ethics has been filed as an exhibit to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

         The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Funds to Schroder, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroder's proxy voting policies and procedures is attached as Appendix B to this SAI.

LEGAL COUNSEL

         Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

         The Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements in respect of each Fund are included in the Trust's Annual Report to Shareholders under Rule 30d-1 of the Investment Company Act, filed electronically with the Securities and Exchange Commission on January 2, 2004 on its Report on Form N-CSR for the period ending October 31, 2003 (File 811-7840; Accession No. 0000935069-04-000015). That
information was, except as noted below, audited by PricewaterhouseCoopers LLP, the current independent auditors to the Trust, and, along with their Report of Independent Auditors included in the Annual Report, is incorporated by reference into this Statement of Additional Information. PricewaterhouseCoopers LLP's consent to the use of such information in the Registration Statement is filed as an exhibit to the Registration Statement.

         The Financial Highlights for each of the periods ended on or before October 31, 1999 in respect of each of the Funds included in the Annual Report were audited by Arthur Andersen LLP ("Andersen"), the former independent accountants to the Trust. Andersen's Report, dated December 14, 1999, relating thereto (filed with the Securities and Exchange Commission on December 30, 1999; File No. 811-7840; Accession No. 0000912057-99-011019) is incorporated by reference into this Statement of Additional Information. The Trust has been unable to obtain, after reasonable efforts, Andersen's written consent to incorporate by reference its Report relating to these Financial Highlights. Under these circumstances, Rule 437a under the Securities Act permits this Registration Statement to be filed without a written consent from Andersen. Because of the absence of such written consent from Andersen, a person acquiring shares pursuant to this Registration Statement will not be able to assert claims against Andersen under Section 11(a) of the Securities Act for any untrue statement of a material fact contained in the financial statements audited by Andersen or any omissions to state a material fact required to be stated therein.

APPENDIX A

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

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

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

APPENDIX B


                  SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA
            POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
           OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

         This document sets forth SIM NA's policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that SIM NA:

                  o Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

                  o Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIM NA voted proxies.


         Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

                  o Disclose their proxy voting policies and procedures in their registration statements and

                  o Annually, file with the SEC and make available to shareholders their actual proxy voting.

         PROXY VOTING GENERAL PRINCIPLES

         SIM NA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIM NA (unless this responsibility has been retained by the client).

         Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

         PROXIES WILL BE VOTED IN A MANNER WHICH IS DEEMED MOST LIKELY TO PROTECT AND ENHANCE THE LONGER TERM VALUE OF THE SECURITY AS AN ASSET TO THE ACCOUNT.

         PROXY COMMITTEE

         The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

         The procedure for evaluating proxy requests is as follows:

         Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US Small Capitalization and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

         WHEN MAKING PROXY-VOTING DECISIONS, SIM NA GENERALLY ADHERES TO THE GLOBAL CORPORATE GOVERNANCE POLICY (THE "POLICY"), AS REVISED FROM TIME TO TIME. THE POLICY, WHICH HAS BEEN DEVELOPED BY SCHRODERS' GLOBAL CORPORATE GOVERNANCE TEAM AND APPROVED BY THE SIM NA PROXY COMMITTEE, SETS FORTH SIM NA'S POSITIONS ON RECURRING ISSUES AND CRITERIA FOR ADDRESSING NON-RECURRING ISSUES. THE POLICY IS A PART OF THESE PROCEDURES AND IS INCORPORATED HEREIN BY REFERENCE. THE PROXY COMMITTEE EXERCISES OVERSIGHT TO ASSURE THAT PROXIES ARE VOTED IN ACCORDANCE WITH THE POLICY AND THAT ANY VOTES INCONSISTENT WITH THE POLICY OR AGAINST MANAGEMENT ARE APPROPRIATELY DOCUMENTED.

         SIM NA uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function with respect to SIM NA is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIM NA may consider ISS's and others' recommendations on proxy issues, SIM NA bears ultimate responsibility for proxy voting decisions.

         SIM NA may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

         CONFLICTS

         From time to time, proxy voting proposals may raise conflicts between the interests of SIM NA's clients and the interests of SIM NA and/or its employees. SIM NA is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

         For example, conflicts of interest may arise when:

                  o Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIM NA;

                  o A proponent of a proxy proposal has a client relationship with SIM NA;

                  o A proponent of a proxy proposal has a business relationship with SIM NA;

                  o SIM NA has business relationships with participants in proxy contests, corporate directors or director candidates;

         The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIM NA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The Team will determine whether a proposal is material as follows:

                  o Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

                  o Non-Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the Team determines that neither SIM NA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIM NA will address matters involving such conflicts of interest as follows:

         A. if a proposal is addressed by the Policy, SIM NA will vote in accordance with such Policy;

         B. if SIM NA believes it is in the best interests of clients to depart from the Policy, SIM NA will be subject to the requirements of C or D below, as applicable;

         C. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIM NA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIM NA's own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

         D. if the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIM NA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIM NA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIM NA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer. The rationale of such vote will be memorialized in writing.

         RECORD OF PROXY VOTING

         The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

         The Team will also maintain records relating to each proxy, including
(i) the voting decision with regard to each proxy; and (ii) any documents created by the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.

         SIM NA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.

         Such records will be maintained for six years and may be retained electronically.

                  1. Additional Reports and Disclosures for the Schroder Funds

         The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIM NA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:

         For each matter on which a fund is entitled to vote:

             o  Name of the issuer of the security;
             o  Exchange ticker symbol;
             o  CUSIP number, if available;
             o  Shareholder meeting date;
             o  Brief summary of the matter voted upon;
             o  Source of the proposal, i.e., issuer or shareholder;
             o  Whether the fund voted on the matter;
             o  How the fund voted; and
             o  Whether the fund voted with or against management.

         Further, the Funds are required to make available to shareholders the Funds' actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003